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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2005

Molecular Pharmacology (USA) Limited
(Exact name of Registrant as specified in charter)

Nevada	000-50156	71-0900799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8721 Santa Monica Boulevard, Suite 1023, Los Angeles, California		90069-4507
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		888-327-4122

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Sale and Purchase Agreement with Pharmanet Group Limited

Molecular Pharmacology (USA) Limited (the "Molecular") has entered into a share purchase agreement dated November 25, 2005 with Pharmanet Group Limited ("Pharmanet") to acquire 100% of the issued and outstanding shares of Molecular Pharmacology Limited ("MPL") (the "Agreement"). Earlier this fall, MPL entered into a licensing agreement with Molecular granting Molecular with the exclusive rights to distribute, market, promote, detail, advertise and sell certain "Licensed Products", with metallo-polypeptide analgesic as an active ingredient, in the United States (excluding its territories and possessions). The parties have since decided to expand upon this original agreement.

The basic terms of the Agreement are as follows:

  Molecular in exchange for 100% of the issued and outstanding shares of MPL, will issue Pharmanet an aggregate total of eighty-eight million (88,000,000) shares of its common stock to on close of the transaction;
  Pharmanet must ensure that MPL's board of directors hold a meeting to approve the registration of Molecular as the registered holder of all of the issued and outstanding shares of MPL, subject to any stamp duty payment on transfer on close of the Agreement;
  Molecular must prepare proxy materials and conduct a stockholder's meeting to obtain stockholder approval for the transactions proposed in the Agreement;
  Pharmanet is required to provide Molecular with audited year end financial statements and un-audited quarterly financial statement for MPL prepared in accordance with US GAAP by US SEC qualified auditor for inclusion in Molecular's proxy materials;
  Molecular must pay to Pharmanet any GST or registration fees incurred in relation to this Agreement; and
  the Agreement is also subject to customary terms and conditions.

A copy of the Agreement is attached as Exhibit 10.1 to this Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01 of this Current Report on Form 8-K, Molecular in exchange for 100% of the issued and outstanding shares of MPL, will issue Pharmanet, an aggregate total of eighty-eight million (88,000,000) shares of its common stock to Pharmanet on closing of the transaction.

These issuances will be made by Molecular to Pharmanet pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Share Purchase Agreement Dated November 25, 2005
99.1	Press Release dated November 29 , 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Ian Downs
_________________________________
Ian Downs, President

Dated: November 29, 2005